United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant               ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement                                              ☐ Soliciting Material Under Rule 14a-12
☐ Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials

MFA Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 20, 2010

Meeting Information
MFA FINANCIAL, INC.	Meeting Type: Annual Meeting
For holders as of: March 23, 2010
Date: May 20, 2010 Time: 10:00 AM EDT
	Location:	The New York Palace Hotel 455 Madison Avenue New York, NY

350 PARK AVENUE, 21ST FLOOR NEW YORK, NY 10022
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.  Notice  &  Proxy  Statement      2.  Annual  Report

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:         www.proxyvote.com
2) BY TELEPHONE:     1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors
Nominees
01	Stewart Zimmerman 02 James A. Brodsky 03 Alan L. Gosule

The  Board  of  Directors  recommends  you  vote  FOR  the  following  proposal(s):

2	Approval of MFA's 2010 Equity Compensation Plan which amends and restates MFA's Amended and Restated 2004 Equity Compensation Plan

3	Ratification of the appointment of Ernst & Young LLP as MFA's independent registered public accounting firm for the fiscal year ending December 31, 2010

NOTE: This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting. The undersigned hereby acknowledges receipt of the notice of, and the proxy statement for, the Annual Meeting, the terms of each of which are incorporated by reference, prior to the signing of this proxy or voting by proxy through the use of the Internet website or toll-free number described above, and revokes any prior proxy given with respect to the Annual Meeting.